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                                                                    EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NB&T Financial Group, Inc. (the "Company"), on Form 10-Q for the period ended September 30, 2002, dated the date of this Certification (the "Report"), I, Charles L. Dehner, the Executive Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:                November 8, 2002       /s/ Charles L. Dehner
                                            -----------------------------
                                         Charles L. Dehner
                                         Executive Vice President and Treasurer
                                         (Chief Financial Officer)